                                                               EXHIBIT (17)(b)
                                    Officers
                 Van Kampen American Capital Distributors, Inc.


NAME                                         OFFICE                                       LOCATION
----                                         ------                                       --------
Don G. Powell                        Chairman                                          Houston, TX

Philip N. Duff                       Chief Executive Officer                           Oakbrook Terrace, IL

John H. Zimmermann, III              President & Chief Operating                       Oakbrook Terrace, IL
                                     Officer

Ronald A. Nyberg                     Executive Vice President, General                 Oakbrook Terrace, IL
                                     Counsel & Assistant Secretary

William R. Rybak                     Executive Vice President & Chief                  Oakbrook Terrace, IL
                                     Financial Officer
Paul R. Wolkenberg                   Executive Vice President                          Houston, TX

Robert A. Broman                     Sr. Vice President                                Oakbrook Terrace, IL
Gary R. DeMoss                       Sr. Vice President                                Oakbrook Terrace, IL
Keith K. Furlong                     Sr. Vice President                                Oakbrook Terrace, IL
Douglas B. Gehrman                   Sr. Vice President                                Houston, TX
Richard D. Humphrey                  Sr. Vice President                                Houston, TX
Scott E. Martin                      Sr. Vice President, Deputy General                Oakbrook Terrace, IL
                                     Counsel & Secretary
Mark T. McGannon                     Sr. Vice President                                Oakbrook Terrace, IL
Charles G. Millington                Sr. Vice President & Treasurer                    Oakbrook Terrace, IL
Michael L. Stallard                  Sr. Vice President                                Oakbrook Terrace, IL
Robert S. West                       Sr. Vice President                                Oakbrook Terrace, IL

Dominic C. Martellaro                1st Vice President                                Danville, CA
Mark R. McClure                      1st Vice President                                Oakbrook Terrace, IL
James J. Ryan                        1st Vice President                                Oakbrook Terrace, IL
Patrick J. Woelfel                   1st Vice President                                Oakbrook Terrace, IL

Laurence J. Althoff                  Vice President & Controller                       Oakbrook Terrace, IL
James K. Ambrosio                    Vice President                                    Massapequa, NY
Brian P. Arcara                      Vice President                                    Buffalo, NY
Sheldon Barker                       Vice President                                    Moon, PA
Patricia A. Bettlach                 Vice President                                    Chesterfield, MO
Carol S. Biegel                      Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon             Vice President                                    Oakbrook Terrace, IL
James J. Boyne                       Vice President, Associate General                 Oakbrook Terrace, IL
                                     Counsel & Assistant Secretary
Michael P. Boos                      Vice President                                    Oakbrook Terrace, IL
Robert C. Brooks                     Vice President                                    Oakbrook Terrace, IL
Brooksley Burke                      Vice President                                    Marina Del Ray, CA
William F Burke, Jr.                 Vice President                                    Mendham, NJ
Loren Burket                         Vice President                                    Plymouth, MN
Christine Cleary Byrum               Vice President                                    Tampa, FL
Glenn M. Cackovic                    Vice President                                    Laguna Niguel, CA
Joseph N. Caggiano                   Vice President                                    New York, NY

Daniel R. Chambers                      Vice President                               Austin, TX
Richard J. Charlino                     Vice President                               Houston, TX
Deanna Margaret Chiaro                  Vice President                               Oakbrook Terrace, IL
Scott A. Chriske                        Vice President                               Plano, TX
German Clavijo                          Vice President                               Atlanta, GA
Eleanor M. Cloud                        Vice President                               Oakbrook Terrace, IL
Dominick Cogliandro                     Vice President & Asst. Treasurer             New York, NY
Michael Colston                         Vice President                               Louisville, KY
Suzanne Cummings                        Vice President                               Oakbrook Terrace, IL
Nicholas Dalmaso                        Vice President & Asst. Secretary             Oakbrook Terrace, IL
Ken DiFrancesca                         Vice President                               Oakbrook Terrace, IL
Daniel R. DeJong                        Vice President                               Oakbrook Terrace, IL
Tracey M. DeLusant                      Vice President                               New York, NY
Mark B. Doremus                         Vice President                               Houston, TX
Michael E. Eccleston                    Vice President                               Oakbrook Terrace, IL
Jonathan Eckard                         Vice President                               Tampa, FL
Charles Edward Fisher                   Vice President                               Naperville, IL
William J. Fow                          Vice President                               Redding, CT
Nicholas J. Foxhoven                    Vice President                               Englewood, CO
Charles Friday                          Vice President                               Gibsonia, PA
Erich P. Gerth                          Vice President                               Piedmont, CA
Richard G. Golod                        Vice President                               Annapolis, MD
Timothy D. Griffith                     Vice President                               Kirkland, WA
Kyle D. Haas                            Vice President                               Oakbrook Terrace, IL
Daniel Hamilton                         Vice President                               Austin, TX
John A. Hanhauser                       Vice President                               Philadelphia, PA
John G. Hansen                          Vice President                               Oakbrook Terrace, IL
Eric J. Hargens                         Vice President                               Orlando, FL
Calvin B. Hays                          Vice President                               Richmond, VA
Joseph Hays                             Vice President                               Cherry Hill, NJ
Gregory Heffington                      Vice President                               Ft. Collins, CO
Scott F. Heyer                          Vice President                               Tampa, FL
Susan J. Hill                           Vice President                               Oakbrook Terrace, IL
Thomas R. Hindelang                     Vice President                               Gilbert, AZ
David S. Hogaboom                       Vice President                               Oakbrook Terrace, IL
Bryn M. Hoggard                         Vice President                               Houston, TX
Robert S. Hunt                          Vice President                               Phoenix, MD
Lowell Jackson                          Vice President                               Norcross, GA
Kevin G. Jajuga                         Vice President                               Baltimore, MD
Jeffrey S. Kinney                       Vice President                               Overland Park, KS
Dana R. Klein                           Vice President                               Oakbrook Terrace, IL
Ann Marie Klingenhagen                  Vice President                               Oakbrook Terrace, IL
Frederick Kohly                         Vice President                               Miami, FL
David R. Kowalski                       Vice President & Director                    Oakbrook Terrace, IL
                                        of Compliance
Richard D. Kozlowski                    Vice President                               Atlanta, GA
Patricia D. Lathrop                     Vice President                               Tampa, FL
Brian Laux                              Vice President                               Staten Island, NY
S. William Lehew III                    Vice President                               Charlotte, NC
Tony E. Leal                            Vice President                               Daphne, AL
Eric Levinson                           Vice President                               San Francisco, CA
Jonathan Linstra                        Vice President                               Oakbrook Terrace, IL
Walter Lynn                             Vice President                               Flower Mound, TX
Richard M. Lundgren                     Vice President                               Oakbrook Terrace, IL
Kevin S. Marsh                          Vice President                               Bellevue, WA
Carl Mayfield                           Vice President                               Lakewood, CO
Brooks D. McCartney                     Vice President                               Puyallup, WA
Anne Therese McGrath                    Vice President                               Los Gatos, CA
John Mills                              Vice President                               Kenner, LA

Ted Morrow                      Vice President                              Dallas, TX
Robert Muller, Jr.              Vice President                              Cypress, TX
Michael D. Ossmen               Vice President                              Oakbrook Terrace, IL
Christopher Petrungaro          Vice President                              Oakbrook Terrace, IL
Anthony Piazza                  Vice President                              Old Bridge, NJ
Ronald E. Pratt                 Vice President                              Marietta, GA
Craig S. Prichard               Vice President                              Fairlawn, OH
Daniel D. Reams                 Vice President                              Royal Oak, MI
Walter E. Rein                  Vice President                              Oakbrook Terrace, IL
Michael W. Rohr                 Vice President                              Oakbrook Terrace, IL
Suzette N. Rothberg             Vice President                              Plymouth, MN
Jeffrey Rourke                  Vice President                              Oakbrook Terrace, IL
Thomas Rowley                   Vice President                              St. Louis, MO
Heather R. Sabo                 Vice President                              Richmond, VA
Stephanie Scarlata              Vice President                              Bedford Corners, NY
Andrew J. Scherer               Vice President                              Oakbrook Terrace, IL
Ronald J. Schuster              Vice President                              Tampa, FL
Jeffrey C. Shirk                Vice President                              Swampscott, MA
Traci T. Sorensen               Vice President                              Oakbrook Terrace, IL
Kimberly M. Spangler            Vice President                              Fairfax, VA
Darren D. Stabler               Vice President                              Phoenix, AZ
Christopher J. Staniforth       Vice President                              Leawood, KS
Gary R. Steele                  Vice President                              Philadelphia, PA
Richard Stefanec                Vice President                              Los Angeles, CA
James D. Stevens                Vice President                              North Andover, MA
James M. Stilwell               Vice President                              San Diego, CA
William C. Strafford            Vice President                              Granger, IN
David A. Tabone                 Vice President                              Scottsdale, AZ
James C. Taylor                 Vice President                              Naperville, IL
John F. Tierney                 Vice President                              Oakbrook Terrace, IL
Curtis L. Ulvestad              Vice President                              Red Wing, MN
Todd Volkman                    Vice President                              Austin, TX
Daniel B. Waldron               Vice President                              Oakbrook Terrace, IL
Christopher Walsh               Vice President                              Oakbrook Terrace, IL
Jeff Warland                    Vice President                              Oakbrook Terrace, IL
Robert A. Watson                Vice President                              Oakbrook Terrace, IL
Weston B. Wetherell             Vice President, Assoc. General              Oakbrook Terrace, IL
                                Counsel & Asst. Secretary
Harold Whitworth, III           Vice President                              Oakbrook Terrace, IL
Kirk Wiggins                    Vice President                              Arlington, TX
James R. Yount                  Vice President                              Mercer Island, WA
Patrick M. Zacchea              Vice President                              Oakbrook Terrace, IL

Billie J. Bronaugh              Asst. Vice President                        Houston, TX
Huey P. Falgout, Jr.            Asst. Vice President & Asst. Secretary      Houston, TX
Walter C. Gray                  Asst. Vice President                        Houston, TX
Laurie L. Jones                 Asst. Vice President                        Houston, TX
Michael B. Kollins              Asst. Vice President                        Oakbrook Terrace, IL
Ivan R. Lowe                    Asst. Vice President                        Houston, TX
Linda S. MacAyaal               Asst. Vice President                        Oakbrook Terrace, IL
Stuart R. Moehlman              Asst. Vice President                        Houston, TX
Steven R. Norvid                Asst. Vice President                        Oakbrook Terrace, IL
Gregory S. Parker               Asst. Vice President                        Houston, TX
David B. Partain                Asst. Vice President                        Oakbrook Terrace, IL
Christine K. Putong             Asst. Vice President & Asst. Secretary      Oakbrook Terrace, IL
Michael Quinn                   Asst. Vice President                        Oakbrook Terrace, IL
David P. Robbins                Asst. Vice President                        Oakbrook Terrace, IL

Thomas J. Sauerborn                             Asst. Vice President                     New York, NY
Bruce Saxon                                     Asst. Vice President                     Oakbrook Terrace, IL
David H. Villarreal                             Asst. Vice President                     Oakbrook Terrace, IL
Natalie Wilson                                  Asst. Vice President                     New York, NY
Barbara A. Withers                              Asst. Vice President                     Oakbrook Terrace, IL

Gina M. Costello                                Asst. Secretary                          Oakbrook Terrace, IL
Cathy Napoli                                    Asst. Secretary                          Oakbrook Terrace, IL

Elizabeth M. Brown                              Officer                                  Houston, TX
John Browning                                   Officer                                  Oakbrook Terrace. IL
Leticia George                                  Officer                                  Houston, TX
Sarah Kessler                                   Officer                                  Oakbrook Terrace, IL
William D. McLaughlin                           Officer                                  Houston, TX
Becky Newman                                    Officer                                  Houston, TX
Rosemary Pretty                                 Officer                                  Houston, TX
Colette Saucedo                                 Officer                                  Houston, TX
Frederick Shepherd                              Officer                                  Houston, TX
Larry Vickrey                                   Officer                                  Houston, TX
John Yovanovic                                  Officer                                  Houston, TX

                                   DIRECTORS

                 VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.




NAME                 OFFICE                       LOCATION
-------------------  ------------------------     ------------------------------
Don G. Powell        Chairman                     2800 Post Oak
                                                  Blvd.Houston, TX 77056

Philip N. Duff       Chief Executive Officer      One Parkview Plaza
                                                  Oakbrook Terrace, IL 60181

Jack E. Zimmerman    President & Chief            One Parkview Plaza
                     Operating Officer            Oakbrook Terrace, IL 60181

Ronald A. Nyberg     Executive Vice President,    One Parkview Plaza
                     General Counsel & Assistant  Oakbrook Terrace, IL 60181
                     Secretary

William R. Rybak     Executive Vice President     One Parkview Plaza
                     & Chief Financial Officer    Oakbrook Terrace, IL 60181